SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2003

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

371 Bel Marin Keys Boulevard, Suite 210, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 884-6700

Not Applicable

(Former name or former address, if changed since last report)

BIOMARIN PHARMACEUTICAL INC.

Item 5.    Other Events.

On February 9, 2003, BioMarin Pharmaceutical Inc. (the “Registrant”) announced financial results for its fourth quarter and the full year ended December 31, 2003. The Registrant’s press release issued on February 9, 2003 is attached hereto as Exhibit 99.1 and its audited consolidated financial statements as of December 31, 2002 and for the year ended December 31, 2002 are attached hereto as Exhibit 99.2.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Exhibits.

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	Press Release of the Registrant dated February 9, 2003

Exhibit 99.2	Audited Consolidated Financial Statements of BioMarin Pharmaceutical Inc. as of December 31, 2002 and for the year ended December 31, 2002

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BIOMARIN PHARMACEUTICAL INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMARIN PHARMACEUTICAL INC., a Delaware corporation

Date: February 9, 2003	By:	/s/ LOUIS C. DRAPEAU
Louis C. Drapeau Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	Press Release of the Registrant dated February 9, 2003

Exhibit 99.2	Audited Consolidated Financial Statements of BioMarin Pharmaceutical Inc. as of December 31, 2002 and for the year ended December 31, 2002

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